Exhibit 10.33

China Pediatric Pharmaceuticals,Inc.

and

Hongtao Wang

Supplementary Agreement to Consultant Service Agreement

Date: March 26, 2011

Effective Date: October 15, 2010

Supplementary Agreement to Consultant Service Agreement

The Supplementary Agreement to Consultant Service Agreement is the amendment based on Consultant Service Agreement signed in Xi’an by the following parties with the effective date of October 15, 2010:

Party A: China Pediatric Pharmaceuticals, Inc. a company founded in accordance with the law of US Nevada State, (“CPDU” or “Party A”) .

Party B: Citizen Hongtao Wang, the address is Room 2701 ,Tianyuan Apartment, Tianyuan Road, Xi’an City.

Under this Agreement, Party A and Party B will be collectively referred to as the "Parties"

After mutual consultation of both parties, the Consultant Service Agreement signed in Xi’an with the effective date of October 15, 2010 is herein amended with following content:
Previous clause:
1.3（1）Party B shall provide party A an acceptable acquisition target within 6 months
Now both parties agree to amend it as:
1.3（1）Party B shall provide assistance with Party A on a best effort basis for seeking an acquisition target within 6 months.

Previous clause：
1.3 （2）After Party B provides an acquisition target within 6 months, and Party A reviews and accepts the due diligent report of the acquisition target provided by Party B, Party A should coordinate Party B to deregulate 100% the restricted shares.
1.3（3）All rights and ownership of the restrict shares do not belong to Party B, until both parties agrees to deregulate.
1.3（4）If an acceptable acquisition target is not delivered to Party A within 6 months Party B should return 100% of the restricted shares to Party A.

Now both parties agree to delete the clauses mention above.

In addition, new clauses shall be added as follows:

1.3 (5) Party B shall provide consulting services for Party A for a period of 6 months, the scope of consulting included, but not limited to, matters relating to investment, financing and financing management.

After amendment, 1.3 clause of Article 1 from previous agreement is as follows:
1.3（1）Party B shall provide assistance with Party A on a best effort basis for seeking an acquisition target within 6 months.
1.3（2） Delete.
1.3（3） Delete.
1.3（3） Delete.
1.3 （5）Party B shall provide consulting services for Party A for a period of 6 months, the scope of consulting included, but not limited to, matters relating to investment, financing and financing management.

The Supplementary Agreement is treated as the legal equivalent of Consultant Service Agreement and a substitute for need- to- amend clauses in it. Other clauses not mentioned in this supplement are as same as those in Consultant Service Agreement.

Appendix:《Consultant Service Agreement》

Party A: China Pediatric Pharmaceuticals, Inc.

Signature: _______________________
(Authorized representative)

Party B:
Signature: _______________________
March 26, 2011

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